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                                                        EXHIBIT 22
                        OLD NATIONAL BANCORP
                   SUBSIDIARIES OF THE REGISTRANT
                      AS OF DECEMBER 31, 1995
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
                                       Jurisdiction of           Business Name
Name of Subsidiary                      Incorporation             of Subsidiary


Old National Bank in Evansville    United States of America       Old National Bank
   (Evansville, Indiana)

Merchants National Bank            United States of America       Merchants National Bank
   of Terre Haute
   (Terre Haute, Indiana)

First Citizens Bank and                 Indiana                   First Citizens Bank and
   Trust Company                                                   Trust Company
   (Greencastle, Indiana)

People's Bank & Trust Co.               Indiana                   People's Bank & Trust Co.
   (Mt. Vernon, Indiana)

The Rockville National Bank       United States of America        Rockville National Bank
   (Rockville, Indiana)

Clinton State Bank                     Indiana                    Clinton State Bank
   (Clinton, Indiana)

Gibson County Bank                     Indiana                    Gibson County Bank
   (Princeton, Indiana)

Security Bank & Trust Co.              Indiana                    Security Bank & Trust Co.
   (Vincennes, Indiana)

Farmers Bank & Trust Co.               Kentucky                   Farmers Bank & Trust Co.
   (Madisonville, Kentucky)

The Peoples National Bank         United States of America        The Peoples National Bank
   of Lawrenceville                                                  of Lawrenceville
   (Lawrenceville, Illinois)

First State Bank of                   Kentucky                    First State Bank
   Greenville Kentucky, Inc.
   (Greenville, Kentucky)

Morganfield National Bank        United States of America         Morganfield National Bank
   (Morganfield, Kentucky)

The First National Bank of       United States of America         First National Bank
   Harrisburg
   (Harrisburg, Illinois)

Security Bank & Trust Co.             Illinois                    Security Bank & Trust Co.
   (Mt. Carmel, Illinois)

Farmers Bank & Trust Company          Kentucky                    Farmers Bank & Trust
   (Henderson, Kentucky)                                            Company

United Southwest Bank                 Indiana                     United Southwest Bank
   (Washington, Indiana)

Palmer-American National Bank    United States of America         Palmer-American National
   (Danville, Illinois)                                             Bank

Old National Realty Company, Inc.     Indiana                     Old National Realty Company,
   (Evansville, Indiana)                                            Inc.

Indiana Old National Insurance        Arizona                     IONIC
 Company (Evansville, Indiana)

Old National Service Corporation      Indiana                     Old National Service
   (Evansville, Indiana)                                          Corporation

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
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                                   Jurisdiction of                Business Name
Name of Subsidiary                  Incorporation                 of Subsidiary


Dubois County Bank                   Indiana                      Dubois County Bank
   (Jasper, Indiana)

Bank of Western Indiana              Indiana                      Bank of Western Indiana
   (Covington, Indiana)

Indiana State Bank                   Indiana                      Indiana State Bank
   (Terre Haute, Indiana)

Orange County Bank                   Indiana                      Orange County Bank
   (Paoli, Indiana)

First National Bank           United States of America            First National Bank
   (Oblong, Illinois)

Citizens National Bank        United States of America            Citizens National Bank
   (Tell City, Indiana)

ONB Bank                             Indiana                      ONB Bank
   (Bloomington, Indiana)

City National Bank            United States of America            City National Bank
   (Fulton, Kentucky)

Old National Trust Company    United States of America            Old National Trust Company
   (Evansville, Indiana)
                                                                  Old National Trust Company-
Old National Trust Company-   United States of America             Kentucky
 Kentucky (Morganfield, Kentucky)

Old National Trust Company-    United States of America           Old National Trust Company-
 Illinois (Mt. Carmel, Illinois)                                   Illinois

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